EXHIBIT 10.46

                                 FIRST AMENDMENT
                                     TO THE
                       UCAR CARBON DEFERRAL PROGRAM TRUST


                  The UCAR Carbon Deferral Program Trust (the "Trust") is hereby amended as follows:

                  1.       Paragraph (d) of Section 2 of the Trust is amended by

adding the following sentence at the end thereof to read as follows:


                           "In addition, any common stock of UCAR International
                  Inc. held by the Trust which has been contributed to the Trust by UCAR International Inc. will be subject to the claims of the general creditors of UCAR International Inc. under Federal and state law in the event of Insolvency."

                  2.       Paragraph (b) of SECTION 15 of the Trust is amended

by adding the following sentence at the end thereof to read as follows:

                           "Notwithstanding the foregoing, upon the termination
                  of the Trust any common stock of UCAR International Inc. remaining in the Trust which was contributed by UCAR International Inc. shall be returned to UCAR International Inc."

                  3.       The amendments set forth herein shall be effective as

of [November 20], 2000.

Dated: May 14, 2001

                                       UCAR CARBON COMPANY INC.


                                       By:/s/ Edward F. Kent
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                                       VANGUARD FIDUCIARY TRUST COMPANY


                                       By:/s/ Dennis Simmons
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